Statement of Changes in Net Assets Available for Benefits - EBP 062 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividends	$ 595,462	$ 555,491
Net appreciation in fair value of investments	10,214,768	6,617,239
Plan's interest in Stable Value Master Trust's net investment income	215,841	182,173
Total investment income	11,026,071	7,354,903
Interest income on notes receivable from participants	141,356	112,388
Contributions:
Company	1,193,842	1,196,376
Participant	2,199,728	2,215,957
Rollovers	0	1,030
Total contributions	3,393,570	3,413,363
Total additions	14,560,997	10,880,654
Deductions from net assets attributed to:
Benefits paid to participants	2,550,206	5,029,921
Administrative expenses	48,774	41,026
Total deductions	2,598,980	5,070,947
Net increase	11,962,017	5,809,707
Beginning of year	51,933,096	46,123,389
End of year	$ 63,895,113	$ 51,933,096